UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 25, 2025
___________________________________
Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	001-39632	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
599 South Schmidt Road Bolingbrook, IL		60440
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On March 25, 2025, Hyzon Motors Inc. (the “Company”), convened a special meeting of stockholders (the “Special Meeting”). At the close of business on the record date of February 28, 2025, 7,775,329 shares of the Company’s Class A common stock and one share of the Company’s Series A Preferred Stock issued and outstanding were eligible to vote. Each share of Class A common stock entitled the holder to one vote and the share of Series A preferred stock entitled the holder to cast the number of votes equal to the number of shares of Class A common stock outstanding on the record date (7,775,329 shares), provided that the number of shares of Class A common stock present, in person or by proxy, at the Special Meeting, that voted “for” such proposal was greater than the aggregate number of shares of Class A common stock present, in person or by proxy, entitled to vote thereon at the Special Meeting, that voted “against” or “abstain” on such proposal.

At the Special Meeting, shares of Class A common stock and Series A Preferred Stock of the Company representing 9,057,966 votes, or approximately 59% of the voting power on the record date for the Special Meeting, were represented virtually or by proxy. A quorum was present for all matters.

At the Special Meeting, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 30, 2024, as supplemented on March 3, 2025.

Set forth below is a brief description of each matter voted upon at the Special Meeting and the voting results with respect to each matter.

Proposal 1. To approve the resolutions attached as Annex A to the Proxy Statement dated December 30, 2024, approving and authorizing the determination of the Board of Directors (the “Board”) to effect the transfer of all or substantially all of the Company’s assets through an assignment for the benefit of creditors (the “Assignment,” and such proposal, the “Assignment Proposal”).

For	Against	Abstain	Broker Non-Votes
8,622,306	406,887	28,773	—

Proposal 2. To approve the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”) which will authorize the Company and the Board to liquidate and dissolve the Company in accordance with the Plan of Dissolution (the “Dissolution Proposal”).

For	Against	Abstain	Broker Non-Votes
8,578,707	450,553	28,706	—

Since there were sufficient votes at the time of the Special Meeting to approve the Assignment Proposal and the Dissolution Proposal, the proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies was not called for at the Special Meeting.

Item 8.01    Other Events

On March 25, 2025, the Company issued a press release announcing the results of the Special Meeting, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release of the Company dated March 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: March 28 , 2025	By:	/s/ John Zavoli
	Name:	John Zavoli
	Title:	General Counsel & Chief Legal Officer